SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 March 10, 1997
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                     1-10312                              58-1134883
(State of                  (Commission File                      (IRS Employer
 Incorporation)             Number)                               Identification
                                                                   Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
                    (Address of principal executive offices)


                                 (706) 649-2267
                         (Registrant's Telephone Number)



          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         On March 10, 1997, Synovus Financial Corp. ("Registrant") announced a three-for-two stock split to be issued on April 8, 1997 to shareholders of record as of March 21, 1997. Registrant also announced a 22.7% increase in its quarterly dividend. On a pre-split basis, the quarterly dividend will be increased to $.1350 from $.11 and will be payable on April 1, 1997 to shareholders of record as of March 21, 1997.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99, and by this reference made a part hereof.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99 - Registrant's press release dated March 10, 1997

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYNOVUS FINANCIAL CORP.
                                            ("Registrant")


Dated:    March 10, 1997             By:/s/Kathleen Moates
                                           Kathleen Moates
                                           Senior Vice President

                                  Exhibit Index

Exhibit Number             Description

 99                        Synovus Financial Corp.'s
                           press release
                           dated March 10, 1997